UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2005



                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           ILLINOIS                       0-21923             36-3873352
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
        Incorporation)                                     Identification No.)

      727 NORTH BANK LANE                                        60045
     LAKE FOREST, ILLINOIS                                     (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (847) 615-4096


                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.
                  ------------

         On March 31, 2005, Wintrust Financial Corporation (the "Company") announced the completion of its previously announced acquisition of First Northwest Bancorp, Inc. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

ITEM 9.01.        EXHIBITS.
                  --------

         Exhibit 99.1   Press Release dated March 31, 2005.



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WINTRUST FINANCIAL CORPORATION
                                      (Registrant)


                                       By:  /s/  David A. Dykstra
                                            ---------------------
                                            David A. Dykstra
                                            Senior Executive Vice President and
                                              Chief Operating Officer

Date:  March 31, 2005


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